Fees Summary	Jul. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,872.48
Total Transaction Valuation	20,800,000.00
Total Offset Amount	0.00
Net Fee	$ 2,872.48